UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2017

Kite Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36508	27-1524986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2225 Colorado Avenue Santa Monica, California		90404
(Address of principal executive offices)		(Zip Code)

(310) 824-9999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2017, Kite Pharma, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s offices, located at 689 Fifth Avenue, 14th Floor, New York, New York 10022 at 8:00 a.m. local time (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2017. The following is a brief description of each matter voted upon, and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1: Election of Directors

Each of the three nominees for Class III directors was elected to serve on the Company’s Board of Directors (the “Board”) until the Annual Meeting of Stockholders in 2020 or until his respective successor has been duly elected or qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. Franz B. Humer	35,363,841	1,091,692	9,798,105
Mr. Joshua A. Kazam	34,737,961	1,717,572	9,798,105
Mr. Steven B. Ruchefsky	35,396,190	1,059,343	9,798,105

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Ernst &Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,316,543	910,615	26,480	0

Proposal 3: Consideration of Stockholder Proposal Entitled “Elect Each Director Annually”

The Company’s stockholders approved the stockholder proposal entitled “Elect Each Director Annually.” The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,423,200	6,964,275	68,058	9,798,105

Proposal 4: Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,807,832	2,303,501	344,200	9,798,105

Proposal 5: Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders approved, on an advisory basis, the frequency of every one year as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions
34,888,458	233,685	911,278	422,112

Consistent with the preference of the Company’s stockholders indicated by the voting results with respect to this proposal, the Company has decided to include an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE PHARMA, INC. (Registrant)
Dated: June 23, 2017	By:	/s/ Paul Jenkinson
	Name:	Paul Jenkinson
	Title:	Chief Financial Officer